                                                                   EXHIBIT 99.01

        DEL GLOBAL TECHNOLOGIES ANNOUNCES SUPPLY AGREEMENTS WITH NOVATION
 DEL MEDICAL IMAGING INKS DEALS WITH MAJOR NATIONAL GROUP PURCHASING ORGANIZATION

VALHALLA,  NY - JULY 28,  2005 - DEL  GLOBAL  TECHNOLOGIES  CORP.  (DGTC)  ("Del
Global" or "the  Company")  today  announced  that its  subsidiary,  Del Medical
Imaging Corporation ("Del Medical"),  a leading  manufacturer of general purpose radiographic  imaging  systems,  has signed two agreements  with  Novation,  the supply company of VHA Inc. and the University HealthSystem Consortium (UHC).

Del Medical  has been  awarded a  dual-source  agreement  for general  radiology
(non-acute care) equipment and a multi-source  agreement for digital radiography systems and accessories. Through these three-year agreements, VHA and UHC member facilities will be able to access discounted pricing on Del Medical radiographic and digital  radiography  systems for all of their hospital,  outpatient clinic, and medical center sites.

Based in Irving,  Texas,  Novation  was  established  in January  1998 through a combination  of the supply  programs of VHA and UHC,  two  national  health care alliances.  Novation serves the purchasing  needs of more than 2,500 members and affiliates  of VHA and UHC.  These  organizations  used  Novation  contracts  to purchase more than $23 billion in supplies in 2004.

Novation awarded the contracts through its public competitive bid process,  with input from member surveys, and member-based Novation Diagnostic Imaging, Capital and Facilities,  and Anesthesia  Councils,  and the Novation  Diagnostic Imaging
Capital Equipment Task Force.

"We are very  excited  about this  relationship  with  Novation,  as well as the
opportunity   to  offer  what  we  believe  is  the  gold  standard  in  general
radiographic  and  digital   radiography   equipment  to  VHA  and  UHC  members
nationwide,"  said Scott  Loehrke,  Vice  President,  Sales and Marketing at Del
Medical.  "We believe the opportunity for Novation customers to purchase product from our extensive line will be mutually beneficial."

Walter F.  Schneider,  President  and Chief  Executive  Officer  of Del  Global,
commented,  "Del Medical's business continues to grow as hospitals look for more cost-effective  alternatives for their general radiographic needs. DEL Medical's product  lines  are  known for their  reliability  and high  quality  diagnostic imaging capabilities. The addition of a market leading technology in the Epex DR
product  line   completes  Del  Medical's   offerings   into  the   radiographic
marketplace."

All  of  Del  Medical's  hospital  configured  radiographic  systems  are  fully upgradeable  to provide  digital  imaging  capabilities.  The Company  sells its products worldwide through independent distributors.

ABOUT DEL GLOBAL TECHNOLOGIES

Del Global  Technologies  Corp. is primarily engaged in the design,  manufacture
and  marketing  of  cost-effective   medical  imaging  and  diagnostic   systems
consisting of stationary and portable  x-ray systems,  radiographic/fluoroscopic systems,  dental imaging systems and proprietary  high-voltage  power conversion subsystems for medical and other critical industrial  applications.  Through its
RFI  subsidiary,  Del  Global  manufactures  electronic  filters,  high  voltage capacitors, pulse modulators,  transformers and reactors, and a variety of other products  designed  for  industrial,  medical,  military  and  other  commercial applications.

Statements   about  future   results   made  in  this  release  may   constitute
forward-looking   statements  within  the  meaning  of  the  Private  Securities
Litigation   Reform  Act  of  1995.   These  statements  are  based  on  current
expectations  and the current  economic  environment.  Del Global  cautions that these  statements are not  guarantees of future  performance.  These  statements involve a number of risks  and  uncertainties  that are  difficult  to  predict, including,  but not  limited  to: the  ability of Del  Global to  implement  its business  plan;  the ability of Del Medical to deliver on all orders  related to its supply agreement with Novation;  retention of management;  changing industry
and  competitive  conditions;   obtaining  anticipated  operating  efficiencies;
securing necessary capital facilities; favorable determinations in various legal matters;  market and operating risks from foreign currency  exchange  exposures;
and  favorable  general  economic   conditions.   Actual  results  could  differ
materially  from those expressed or implied in the  forward-looking  statements.
Important  assumptions  and other  important  factors  that could  cause  actual results to differ  materially from those in the  forward-looking  statements are specified in the Company's filings with the Securities and Exchange Commission.

CONTACT:
  Del Global Technologies Corp.
  Walter F. Schneider, President & Chief Executive Officer
  Mark Koch, Principal Accounting Officer
  914-686-3650
  or
  Investor Relations:
  The Equity Group Inc.
  Devin Sullivan, 212-836-9608
  Adam Prior, 212-836-9606